                                                                 EXHIBIT 10.15.2
                                                                 ---------------

                           AMENDMENT TO THE REVISED
                     AND RESTATED FIBER OPTIC FACILITITES
                            AND SERVICES AGREEMENT

     This Amendment entered into as of January 1, 1998, by and between SOUTHERN COMPANY ENERGY SOLUTIONS, INC. (formerly known as Southern Development and Investment Group, Inc.), a Delaware corporation, on behalf of itself and as agent for ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY, SAVANNAH ELECTRIC AND POWER COMPANY, SOUTHERN ELECTRIC GENERATING COMPANY and SOUTHERN COMPANY SERVICE, INC. (collectively referred to as "SES"), and INTERSTATE FIBERNET, INC. ("IFN"), a Delaware corporation, to hereby amend the Revised and Restated Fiber Optic Facilities and Services Agreement entered into by SES and MPX Systems, Inc. as of June 9, 1995 (the "Agreement").

                                   PREMISES

     SES and IFN, the successor in interest to MPX Systems, Inc., are parties to the Agreement for the installation and use of fiber optic cable on route segments identified in Exhibits A through H of the Agreement.

     The Parties desire to add additional route Segments from the western border of the state of Mississippi to Plant Scholz, Florida and the parties desire to have such segments governed by the terms and conditions of the Agreement, as amended.

     IFN desires to reimburse Gulf Power Company ("Gulf Power") for its capital expense in developing fiber optic cable along a route segment running from Crestview, Florida to Gulf Power's Hiland City substation and the route will be governed by the terms and conditions of the Agreement as an SES Route Segment.

     Gulf Power desires to treat issues of title relating to route segments in Florida the same way title is granted for route segments in Mississippi.

     Accordingly, for value received, the parties agree as follows:

                             TERMS AND CONDITIONS

1.   ADDITIONAL ROUTE SEGMENTS - MISSISSIPPI SECTION.
     -----------------------------------------------

     1.1  Mississippi State Line/Logtown. IFN will install a New Route Segment
          -------------------------------
          from the Mississippi State line to Logtown, Mississippi as set forth in Exhibit H-16 attached hereto and which is hereby incorporated into the Agreement.

     1.3  Bayou La Crouix/Kiln. IFN will install a New Route Segment from Bayou
          ---------------------
          La Crouix, Mississippi to Kiln, Mississippi as set forth in Exhibit H-18 attached hereto and which is hereby incorporated into the Agreement.

     1.4  Kiln/Pass Christian.  IFN will install a New Route Segment from Kiln,
          -------------------
          Mississippi to Pass Christian, Mississippi as set forth in Exhibit H-19 attached hereto and which is hereby incorporated into the Agreement.

     1.5  Pass Christian/Long Beach. IFN will install a New Route Segment from
          -------------------------
          Pass Christian, Mississippi to Long Beach, Mississippi as set forth in Exhibit H-20 attached hereto and which is hereby incorporated into the Agreement.

     1.6  Long Beach/29/th/ Avenue, Gulfport. IFN will install a New Route
          ----------------------------------
          Segment from Long Beach, Mississippi to 29/th/ Avenue in Gulfport, Mississippi as set forth in Exhibit H-21 attached hereto and which is hereby incorporated into the Agreement.

     1.7  29/th/ Avenue/Texas Avenue. IFN will install a New Route Segment from
          --------------------------
          29/th/ Avenue in Gulfport, Mississippi to Texas Avenue in Gulfport, Mississippi as set forth in Exhibit H-22 attached hereto and which is hereby incorporated into the Agreement.

     1.8  Texas Avenue/Fernwood. IFN will install a New Route Segment from Texas
          ---------------------
          Avenue in Gulfport, Mississippi to Fernwood, Mississippi as set forth in Exhibit H-23 attached hereto and which is hereby incorporated into the Agreement.

     1.9  Fernwood/Plant Watson. IFN will install a New Route Segment from
          ---------------------
          Fernwood, Mississippi to Plant Watson, Mississippi as set forth in Exhibit H-24 attached hereto and which is hereby incorporated into the Agreement.

     1.10 Plant Watson/Ocean Springs. IFN will install a New Route Segment from
          --------------------------
          Plant Watson, Mississippi to Ocean Springs, Mississippi as set forth in Exhibit H-25 attached hereto and which is hereby incorporated into the Agreement.

     1.11 Ocean Springs/Singing River. IFN will install a New Route Segment from
          ---------------------------
          Ocean Springs, Mississippi to Singing River, Mississippi as set forth in Exhibit H-26 attached hereto and which is hereby incorporated into the Agreement.

     1.12 Singing River/Pascagoula. IFN will install a New Route Segment from
          ------------------------
          Singing River, Mississippi to Pascagoula, Mississippi as set forth in Exhibit H-27 attached hereto and which is hereby incorporated into the Agreement.

     1.13 Pascagoula/Moss Point East. IFN will install a New Route Segment from
          --------------------------
          Pascagoula, Mississippi to Moss Point East, Mississippi as set forth in Exhibit H-28 attached hereto and which is hereby incorporated into the Agreement.

     1.14 Moss Point East/Alabama State Line. IFN will install a New Route
          ----------------------------------
          Segment from Moss Point East, Mississippi to the Alabama State Line, as set forth in Exhibit H-29 attached hereto and which is hereby incorporated into the Agreement.

     1.15 Moss Point East/Plant Daniel. IFN will install a New Route Segment
          ----------------------------
          from Moss Point East, Mississippi to Plant Daniel, as set forth in Exhibit H-30 attached hereto and which is hereby incorporated into the Agreement.

2.   ADDITIONAL ROUTE SEGMENTS - ALABAMA SECTION
     -------------------------------------------

     2.1  Mississippi State Line/North Theodore.  IFN will install a New Route
          -------------------------------------
          Segment from the Mississippi State Line to North Theodore, Alabama as set forth in Exhibit H-31 attached hereto and which is hereby incorporated into the Agreement.

     2.2  North Theodore/Theodore. IFN will install a New Route Segment from
          -----------------------
          North Theodore, Alabama to Theodore, Alabama as set forth in Exhibit H-32 attached hereto and which is hereby incorporated into the Agreement.

     2.3  Theodore/Hollingers Island.  IFN will install a New Route Segment from
          --------------------------
          Theodore, Alabama to Hollingers Island, Alabama as set forth in Exhibit H-33 attached hereto and which is hereby incorporated into the Agreement.

     2.4  Hollingers Island/Cloverleaf. IFN will install a New Route Segment
          ----------------------------
          from Hollingers Island, Alabama to Cloverleaf, Alabama as set forth in Exhibit H-34 attached hereto and which is hereby incorporated into the Agreement.

     2.5  Cloverleaf/Halls Mill Road.  IFN will install a New Route Segment from
          --------------------------
          Cloverleaf, Alabama to Halls Mill Road in Mobile, Alabama as set forth in Exhibit H-35 attached hereto and which is hereby incorporated into the Agreement.

     2.6  Halls Mill Road/Skyland Tap. IFN will install a New Route Segment from
          ---------------------------
          Halls Mill Road, in Mobile, Alabama to Skyland Tap in Mobile, Alabama as set forth in Exhibit H-36 attached hereto and which is hereby incorporated into the Agreement.

     2.7  Skyland Tap/Navco. IFN will install a New Route Segment from Skyland
          -----------------
          Tap in Mobile to Navco in Mobile, Alabama as set forth in Exhibit H-37 attached hereto and which is hereby incorporated into the Agreement.

     2.8  Navco/Dog River.  IFN will install a New Route Segment from Navco in
          ---------------
          Mobile, Alabama to Dog River, Alabama as set forth in Exhibit H-38 attached hereto and which is hereby incorporated into the Agreement.

     2.9  Dog River/South Mobile. IFN will install a New Route Segment from Dog
          ----------------------
          River, Alabama to South Mobile, Alabama as set forth in Exhibit H-39 attached hereto and which is hereby incorporated into the Agreement.

     2.10 South Mobile/Van Antwerp Building. IFN will install a New Route
          ---------------------------------
          Segment from South Mobile, Alabama to the Van Antwerp Building in Mobile, Alabama as set forth in Exhibit H-40 attached hereto and which is hereby incorporated into the Agreement.

     2.11 Van Antwerp Building/Blakely Island. IFN will install a New Route
          -----------------------------------
          Segment from Van Antwerp Building in Mobile, Alabama to Blakely Island, Alabama as set forth in Exhibit H-41 attached hereto and which is hereby incorporated into the Agreement.

     2.12 Blakely Island/Alabama-Florida State Line. IFN will install a New
          -----------------------------------------
          Route Segment from Blakely Island, Alabama to the Alabama-Florida State line as set forth in Exhibit H-42 attached hereto and which is hereby incorporated into the Agreement.

     2.13 Mobile/Motgomery.  IFN's route segment from Mobile, Alabama is hereby
          ----------------
          deemed an MPX Route Segment as set forth in Exhibit F-7 attached hereto and which is hereby incorporated into the Agreement.

     2.14 Tuscaloosa Ring. The parties hereby amend and restate Exhibit H-9 in
          ---------------
          its entirety to properly reflect the existing fiber count in the Tuscaloosa Ring (formerly, the "Tuscaloosa Loop") as set forth in Exhibit H-9 attached hereto and which is hereby incorporated into the Agreement.

     2.15 Anniston T.S./Talladega. IFN will install a New Route Segment from the
          -----------------------
          Anniston T.S. in Anniston, Alabama to Talladega, Alabama as set forth in Exhibit H-43 attached hereto and which is hereby incorporated into the Agreement.

     2.16 Anniston Control Center/Anniston T.S..  IFN will install a New Route
          -------------------------------------
          Segment from the Anniston Control Center in Anniston, Alabama to the Anniston T.S. in Anniston, Alabama as set forth in Exhibit H-44 attached hereto and which is hereby incorporated into the Agreement.

     2.17 Anniston T.S./Oxanna Str. #543AA. IFN will install a New Route Segment
          --------------------------------
          from the Anniston T.S. in Anniston, Alabama to the Oxanna Strucutre #543AA (the splice point of the Atlanta/Birmingham/Shreveport Route Segments), as set forth in Exhibit H-45 attached hereto and which is hereby incorporated into the Agreement.

     2.18 Gadsden/Oneonta.  IFN will install a New Route Segment from Gadsden,
          ---------------
          Alabama to Oneonta, Alabama as set forth in Exhibit H-46 attached hereto and which is hereby incorporated into the Agreement.

2.   ADDITIONAL ROUTE SEGMENTS - GULF SECTION.
     -----------------------------------------

     3.1  Alabama -Florida State Line/Chase Street. IFN will install a New Route
          ----------------------------------------
          Segment from the Alabama-Florida State line to Chase Street in Pensacola, Florida as set forth in Exhibit H-47 attached hereto and which is hereby incorporated into the Agreement.

     3.2  Chase Street/Goulding. IFN will install a New Route Segment from Chase
          ---------------------
          Street in Pensacola, Florida to Goulding, Florida as set forth in Exhibit H-48 attached hereto and which is hereby incorporated into the Agreement.

     3.3  Goulding/Crist.  IFN will install a New Route Segment from Goulding,
          --------------
          Florida to Crist, Florida as set forth in Exhibit H-49 attached hereto and which is hereby incorporated into the Agreement.

     3.4  Crist/Shoals River.  IFN will install a New Route Segment from Crist,
          ------------------
          Florida to Shoals River, Florida as set forth in Exhibit H-50 attached hereto and which is hereby incorporated into the Agreement.

     3.5  Shoals River/Crestview. IFN will install a New Route Segment from
          ----------------------
          Shoals River, Forida to Crestview, Florida as set forth in Exhibit H-51 attached hereto and which is hereby incorporated into the Agreement.

     3.6  Crestview/Holmes Creek.  IFN will install a New Route Segment from
          ----------------------
          Crestview, Florida to Holmes Creek, Florida as set forth in Exhibit H-52 attached hereto and which is hereby incorporated into the Agreement.

     3.7  Holmes Creek/Marianna. IFN will install a New Route Segment from
          ---------------------
          Holmes Creek, Florida to Marianna, Florida as set forth in Exhibit H-53 attached hereto and which is hereby incorporated into the Agreement.

     3.8  Marianna/Plant Scholz.  IFN will install a New Route Segment from the
          ---------------------
          Marianna, Florida to Plant Scholz as set forth in Exhibit H-54 attached hereto and which is hereby incorporated into the Agreement.

     3.9  Crestview/Panama City.  The fiber optic route segment from Crestview,
          ---------------------
          Florida to Panama City, Florida developed by Gulf Power Company is hereby deemed an SES Route Segment as set forth on Exhibit E-8 attached hereto and which is hereby incorporated into the Agreement. IFN will pay Gulf Power Company $2,700,000 within 10 business days after executing this Amendment in order to reimburse Gulf Power Company for its costs in developing the route segment.

4.   GULF POWER-ISSUES OF TITLE. In order to divide title to the various types
     --------------------------
of property that make up a route segment in Florida the same way title to property is divided in Mississippi, Section 8 of the Agreement is hereby amended as follows:

          After "Mississippi Power" is noted anywhere in Sections 3 or 8, "or Gulf Power" hereby follows.

5.   CAPITALIZED TERMS. Capitalized terms used, but not defined in this
     -----------------
Amendment have the same meanings as prescribed to them in the Agreement.

6.   FORCE AND EFFECT. Except as modified herein, all terms and conditions of
     ----------------
the Agreement shall remain in full force and effect.


     SIGNED AND DELIVERED.

                              SOUTHERN COMPANY ENERGY
                              SOLUTIONS, INC.



                              By: /s/ J. Kevin Fletcher
                                  -----------------------------
                              Name J. Kevin Fletcher
                                  -----------------------------
                              Its: President
                                  -----------------------------
                              Date: August 27, 1998
                                   ----------------------------


                              INTERSTATE FIBERNET, INC.



                              By:  /s/ Doug Shumate
                                 ------------------------------
                              Name: Doug Shumate
                                   ----------------------------
                              Its:  Service V.P. CFO
                                   ----------------------------
                              Date:  9-14-98
                                    ---------------------------